UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2004

                              IMMUNICON CORPORATION
               ---------------------------------------------------
               (Exact name of registrant specified in its charter)

           Delaware                   000-50677                   23-2269490
----------------------------   ------------------------       ----------------
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

3401 Masons Mill Rd., Suite 100, Huntingdon Valley, Pennsylvania        19006
            (Address of principal executive offices)                  (Zip Code)

Registrant's telephone, including area code: (215) 830-0777

                                 Not applicable.
         --------------------------------------------------------------
         (Former name and former address, if changed since last report)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

            99.1 - Press release dated July 28, 2004.

Item 12. Results of Operations and Financial Condition.

      On July 28, 2004, Immunicon Corporation ("Immunicon") issued a press release announcing Immunicon's financial results for its second fiscal quarter ended June 30, 2004. A copy of Immunicon's press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

      The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IMMUNICON CORPORATION

Date: July 28, 2004            By:    EDWARD L. ERICKSON
                                      ------------------------------------------
                               Name:  Edward L. Erickson
                               Title: Chairman of the Board, President and
                                      Chief Executive Officer

Date: July 28, 2004            By:    JAMES G. MURPHY
                                      ------------------------------------------
                               Name:  James G. Murphy
                               Title: Senior Vice President, Finance and
                                      Administration and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number    Document
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99.1              Press release dated July 28, 2004.